Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement (this "First Amendment") dated as of December 26, 2001 is among Comstock Resources, Inc., a Nevada corporation ("Borrower"), the Lenders from time to time party to the Credit Agreement (as defined below), Toronto Dominion (Texas), Inc., ("Administrative Agent"), and The Toronto-Dominion Bank ("Issuing Bank").

                              PRELIMINARY STATEMENT

     A. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank have entered into that certain Credit Agreement dated as of December 17, 2001 (the "Credit Agreement").

     B. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank intend to amend certain provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     Section 1. Definitions. Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment has the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Adjusted LIBO Rate" and inserting in its place the following definition:

          " "Adjusted LIBO Rate" means, with respect to each particular Borrowing comprised of LIBO Rate Loans and the associated LIBO Rate and Reserve Percentage, the rate per annum calculated by the Administrative Agent (rounded upwards, if necessary, to the next higher 1/100%) determined on a daily basis pursuant to the following formula:

       Adjusted LIBO Rate  =      LIBO Rate
                                  ---------------------------
                                  (1.00 - Reserve Percentage)"



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          (b) Section 1.1 of the Credit Agreement is hereby amended by inserting in the alphabetically appropriate location the defined term "Determining Agents", which definition shall provide as follows:

          "  "Determining   Agents"  means  the  Administrative  Agent  and  the
     Syndication Agent."

          (c) Section 1.1 of the Credit Agreement is hereby amended by inserting in the alphabetically appropriate location the defined term "Syndication Agent", which definition shall provide as follows:

          " "Syndication Agent" means the Bank of Montreal in its capacity as syndication agent under any of the Loan Documents, or any successor syndication agent."

          (d) Section 2.8 of the Credit Agreement is hereby amended by deleting the second sentence therein and replacing it with the following sentence:

          "Within thirty (30) days after receiving such information, reports and data, or as promptly thereafter as practicable, the Determining Agents shall agree upon a redetermined Borrowing Base, which the Determining Agents shall recommend to the Lenders."

     Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

     Section 4. Effectiveness. This First Amendment shall become effective as of December 26, 2001 upon satisfaction of the conditions set forth in this Section 4:

          A.  The  Administrative   Agent  shall  have  received  duly  executed
     counterparts of this First Amendment from the Borrower, the Issuing Bank and the Lenders representing not less than the Majority Lenders.

          B.  The  Borrower  shall  have  confirmed  and   acknowledged  to  the
     Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this First Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this First Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan
     Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors'


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     rights   generally  and  by  general   principles  of  equity,   (iii)  the
     representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

     Section 5. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).

     Section 6. Miscellaneous. (a) On and after the effectiveness of this First Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this First Amendment; (b) the execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

     Section 7. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.



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     IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                     BORROWER:

                                     COMSTOCK RESOURCES, INC.,
                                     a Nevada corporation

                                     By: /s/ ROLAND BURNS
                                         ----------------
                                     Name:  Roland Burns
                                     Title:   Chief Financial Officer


                                     ADMINISTRATIVE AGENT, ISSUING BANK
                                     AND LENDER

                                     TORONTO DOMINION (TEXAS), INC.
                                     as Administrative Agent and Lender


                                     By: /s/ NEVA NESBITT
                                         ----------------
                                     Name:    Neva Nesbitt
                                     Title:   Vice President


                                     THE TORONTO-DOMINION BANK,
                                        as Issuing Bank

                                      By:/s/NEVA NESBITT
                                         ----------------
                                      Name:    Neva Nesbitt
                                      Title:   Manager, Syndication and Credit
                                               Administration



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